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                                                EXHIBIT 99.1



Contact:  Peter Ward
          META Group, Inc.
          (203) 973-6700
          peter.ward@metagroup.com


                                                       FOR IMMEDIATE RELEASE

   META GROUP ANNOUNCES RESIGNATION OF CHIEF RESEARCH OFFICER, DALE KUTNICK
               KUTNICK TO RETAIN CHAIRMAN OF THE BOARD POSITION

      STAMFORD, Conn. (December 20, 2002) -- META Group, Inc. (Nasdaq: METG), a leading information technology (IT) research and consulting firm, today announced that Dale Kutnick is stepping down as Chief Research Officer, effective January 6, 2003. Kutnick will retain his position as Chairman of the Board.

      Kutnick, who co-founded the Company with Marc Butlein in 1989, turned over the position of President and CEO of META Group in August of this year to Fred Amoroso, who was named to the top posts following an extended search for a successor. Since then, Kutnick had remained with the Company as its Chief Research Officer, focusing primarily on quality control of its published research. David Yockelson, Executive Vice President and Director of Technology Research, Herb VanHook, Executive Vice President of Research Operations, and Karen Rubenstrunk, Executive Vice President of Executive & Vertical Services, will take over Kutnick's responsibilities and continue to report to Fred Amoroso.

      "It's been my privilege to lead such an enormously dedicated group which has accomplished so much," said Kutnick. "I am confident that the entire META Group team, its customers, and its shareholders, will benefit from Fred Amoroso's leadership."

      Fred Amoroso, META Group CEO and President, stated, "I'd like to personally thank Dale for his many years of service to META Group -- we all wish him the very best in his future endeavors. He has built what I believe to be the best research organization in the industry, and I am excited about leading this Company forward, and continuing to build an even stronger global brand."

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                                ABOUT META GROUP


      META Group is a leading research and consulting firm, focusing on information technology and business transformation strategies. Delivering objective, consistent, and actionable guidance, META Group enables organizations to innovate more rapidly and effectively. Our unique collaborative models help clients succeed by building speed, agility, and value into their IT and business systems and processes. For details, connect with www.METAGROUP.COM.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S MANAGEMENT, CUSTOMER SERVICE AND GLOBAL BRAND, AS WELL AS BENEFITS TO THE COMPANY'S STOCKHOLDERS. THESE STATEMENTS ARE NEITHER PROMISES NOR GUARANTEES, BUT INVOLVE RISKS AND UNCERTAINTIES THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OR OPERATIONS AND FINANCIAL CONDITION OR CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE: THE COMPANY'S ABILITY TO MANAGE EXPENSE LEVELS; GENERAL ECONOMIC CONDITIONS; DECREASES AND DELAYS IN INFORMATION TECHNOLOGY SPENDING; MARKET ACCEPTANCE OF AND DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES AND THE TIMING THEREOF, BOTH DOMESTICALLY AND INTERNATIONALLY; THE COMPANY'S ABILITY TO INCREASE ITS PENETRATION OF EXISTING CUSTOMERS AND EXPAND TO ADDITIONAL CUSTOMERS; THE LEVEL AND TIMING OF SUBSCRIPTION RENEWALS TO THE COMPANY'S RESEARCH AND ADVISORY SERVICES; THE LEVEL AND TIMING OF NON-RECURRING STRATEGIC CONSULTING ENGAGEMENTS; THE LEVEL AND TIMING OF PRODUCTION AND DELIVERY OF PUBLISHED RESEARCH PRODUCTS; CHANGES IN COMPETITIVE CONDITIONS IN THE COMPANY'S INDUSTRY; THE INTEGRATION OF NEW BUSINESSES INTO THE COMPANY'S OPERATIONS; THE COMPANY'S RELIANCE ON ITS DISTRIBUTORS; THE COMPANY'S ABILITY TO MANAGE AND FUND ITS INTERNATIONAL OPERATIONS; THE COMPANY'S ABILITY TO FIND DISTRIBUTORS FOR ITS PRODUCTS AND SERVICES INTERNATIONALLY; POLITICAL AND SOCIAL TURMOIL IN FOREIGN MARKETS AND OTHER INTERNATIONAL RISKS; THE COMPANY'S ABILITY TO COLLECT OUTSTANDING ACCOUNTS RECEIVABLE; BORROWINGS UNDER AND COMPLIANCE WITH THE COMPANY'S CREDIT FACILITY; THE COMPANY'S ABILITY TO RECEIVE WAIVERS FROM ITS BANKS FOR FINANCIAL COVENANT VIOLATIONS; GOODWILL AND ANY IMPAIRMENT THEREOF; STRATEGIC INVESTMENTS AND ANY IMPAIRMENT THEREOF; THE COMPANY'S ABILITY TO RECRUIT, RETAIN AND DEVELOP RESEARCH ANALYSTS, CONSULTANTS, MANAGEMENT AND ADMINISTRATIVE STAFF; THE COMPANY'S DEPENDENCE ON KEY PERSONNEL; VOLATILITY AND UNPREDICTABILITY OF THE COMPANY'S STOCK PRICE; AND OTHER RISKS DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THOSE DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENTS WERE MADE. READERS ARE ALSO ADVISED TO CONSIDER SUCH FORWARD-LOOKING STATEMENTS IN LIGHT OF THE RISKS AND UNCERTAINTIES DISCUSSED ABOVE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.





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